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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 17, 2000


                               KEY PLASTICS L.L.C.
             (Exact name of Registrant as specified in its charter)



         Michigan                     333-26729              35-1997449
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)           Identification No.)



                          21333 Haggerty Road Suite 200
                              Novi, Michigan 48375
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (248) 449-6100



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 3.           BANKRUPTCY OR RECEIVERSHIP.

On March 23, 2000, Key Plastics L.L.C. (the "Registrant") and certain of its domestic affiliates filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Michigan, Southern Division (case no. 00-44478-R). A press release announcing the filing was released on March 23, 2000 and a copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 5.           OTHER EVENTS

On March 17, 2000, the Registrant executed a fifth amendment to its Senior Credit Facility by which, among other things, the Registrant received a waiver of default from its lenders until March 23, 2000.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1               Press Release, dated March 23, 2000



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          KEY PLASTICS L.L.C.


                                          /s/Larry D. Schwentor
                                          ----------------------------
                                          Larry D. Schwentor
                                          Senior Vice President Finance &
                                          Administration/Chief Financial
                                          Officer

Dated:   March 23, 2000







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                                 Exhibit Index
                                 -------------



Exhibit No.              Description
-----------              -----------

  99.1                   Press Release, dated March 23, 2000